C  O  N  S  U  L  T  I  N  G     A  G  R  E  E  M  E  N   T


     AGREEMENT made as of the 15th day of June, 2004 by and between On The Go Healthcare, Inc., maintaining its principal offices at 85 Corstate Ave, Unit 1, Concord, Ontario, CN L4K 4Y2 (hereinafter referred to as "Client") and
Jack Tepperman maintaining his principal offices at 262 Upper Highland Crescent Toronto Ontario M2P 1V3(hereinafter referred as "Mr. Tepperman").


W I T N E S S E T H :

      WHEREAS, Mr. Tepperman is engaged in the business of financial consulting services and has knowledge, expertise and personnel to render the requisite services to Client; and

      WHEREAS, Client is desirous of retaining Mr. Tepperman for the purpose of obtaining these services so as to better, more fully and more effectively deal more effectively in the investment banking community.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, it is agreed as follows:

      I. Engagement of Mr. Tepperman. Client herewith engages Mr. Tepperman and Mr. Tepperman agrees to render to Client financial consulting services.

         A. The consulting services to be provided by the Mr. Tepperman shall include, but are not limited to, the development, implementation and maintenance of a sound advisory strategy. Client acknowledges that Mr. Tepperman's ability to relate information regarding Client's activities is directly related to the information provided by Client to Mr. Tepperman.

                1. Corporate Planning (a) develop an in-depth familiarization with the Client's business objectives and bring to its attention potential or actual opportunities which meet those objectives or logical extensions thereof, (b)alert the Client to new or emerging high potential forms of production and distribution which could either be acquired or developed internally, (c) comment on the Client's corporate development including such factors as position in competitive environment, financial performances vs. competition, strategies, operational viability, etc., and (c) identify prospective suitable mergers or acquisition candidates for the Client, perform appropriate diligence investigations with respect thereto, advise the Client with respect to the desirability of pursuing such candidates, and assist the client in any negotiations which may ensue therefrom.


         B. Client acknowledges that Mr. Tepperman will devote such time as is reasonably necessary to perform the services for Client, having due regard for Mr. Tepperman's commitments and obligations to other businesses for which it performs consulting services.

     II. Compensation and Expense Reimbursement.

         A. Client will pay Mr. Tepperman, as compensation for the services provided for in this Agreement and as reimbursement for expenses incurred by Mr. Tepperman on Client's behalf, in the manner set forth in Schedule A annexed to this Agreement which
                Schedule is incorporated herein by reference.


Term and Termination. This Agreement shall be for a period of six months. If the Client does not cancel the contract during the term, the contract will be automatically extended for three months. Either party hereto shall have the right to terminate this Agreement upon 30 days prior written notice to the other party after the first 90 days.

Treatment of Confidential Information. Mr. Tepperman shall not disclose, without the consent of Client, any financial and business information concerning the business, affairs, plans and programs of Client which are delivered by Client to Mr. Tepperman in connection with Mr. Tepperman's services hereunder, provided such information is plainly and prominently marked in writing by Client as being confidential (the "Confidential Information"). The Mr. Tepperman will not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Mr. Tepperman is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.

Representation by Mr. Tepperman of other clients. Client acknowledges and consents to Mr. Tepperman rendering financial consultation services to other clients of the Mr. Tepperman engaged in the same or similar business as that of Client.

Indemnification by Client as to Information Provided to Mr. Tepperman. Client acknowledges that Mr. Tepperman, in the performance of its duties, will be required to rely upon the accuracy and completeness of information supplied to it by Client's officers, directors, agents and/or employees. Client agrees to indemnify, hold harmless and defend Mr. Tepperman, its officers, agents and/or employees from any proceeding or suit which arises out of or is due to the inaccuracy or incompleteness of any material or information supplied by Client to Mr. Tepperman.

Independent Contractor. It is expressly agreed that Mr. Tepperman is acting as an independent contractor in performing its services hereunder. Client shall carry no workers compensation insurance or any health or accident insurance on Mr. Tepperman or consultant's employees. Client shall not pay any contributions to social security, unemployment insurance, Federal or state withholding taxes nor provide any other contributions or benefits which might be customary in an employer-employee relationship.

Non-Assignment. This Agreement shall not be assigned by either party without the written consent of the other party.

Notices. Any notice to be given by either party to the other hereunder shall be sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to such party at the address specified on the first page of this Agreement or such other address as either party may have given to the other in writing.

Entire Agreement. The within agreement contains the entire agreement and understanding between the parties and supersedes all prior negotiations, agreements and discussions concerning the subject matter hereof.

Modification and Waiver. This Agreement may not be altered or modified except by writing signed by each of the respective parties hereof. No breach or violation of this Agreement shall be waived except in writing executed by the party granting such waiver.

Law to Govern; Forum for Disputes. This Agreement shall be governed by the laws of the province of Ontario without giving effect to the principle of conflict of laws. Each party acknowledges to the other that courts within the City of Concord, Ontario shall be the sole and exclusive forum to adjudicate any disputes arising under this agreement.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.




                                       By: /s/Jack Tepperman
                                       -----------------------
                                           Jack Tepperman


                                       On The Go Healthcare, Inc.




                                       By: /s/Stuart Turk
                                       -----------------------
                                           Stuart Turk, CEO

SCHEDULE A-1
Payment for services and expenses.



PAYMENT FOR SERVICES EXPENSES

      A. For the services to be rendered and performed by Mr. Tepperman during the term of the Agreement, Client shall pay to Mr. Tepperman 150,000 shares.

      B. Mr. Tepperman agrees to pay for all out-of-pocket expenses incurred in the performance of its duties for Client. Mr. Tepperman agrees that any travel, entertainment or other expense which it may incur and that may be referable to more than one of its clients (including Client) will be paid for by Mr. Tepperman






                                       By: /s/Jack Tepperman
                                       -----------------------
                                           Jack Tepperman


                                       On The Go Healthcare, Inc.




                                       By: /s/Stuart Turk
                                       -----------------------
                                           Stuart Turk, CEO